CERTIFICATION OF CHIEF FINANCIAL OFFICER and CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of CTI Diversified Holdings, Inc. (the “Company”) on Form 10QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, John Anderson, Chief Executive Officer and I, Terry Mereniuk, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2003	/s/ John Anderson
John Anderson, CEO

/s/ Terry Mereniuk
Terry Mereniuk, CFO